UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: April 27, 2022
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

    Ford Motor Company (“Ford” or “Company”) hereby incorporates by reference its news release dated April 27, 2022, which is furnished as Exhibit 99 hereto.

    Beginning at 5:00 p.m. on April 27, 2022, Ford President and Chief Executive Officer Jim Farley, Chief Financial Officer John Lawler, and other members of Ford’s senior management team will host a conference call to discuss Ford’s first quarter 2022 financial results. Investors may access the presentation by dialing 1-844-282-4573 (or 1-412-317-5617 from outside the United States). Pre-registration, which is recommended to expedite call-in time, is available at:

https://dpregister.com/DiamondPassRegistration/register?confirmationNumber=10165510&linkSecurityString=f24481ba0a

    The presentation and supporting materials are available at www.shareholder.ford.com. Representatives of the investment community will have the opportunity to ask questions on the call.

    Investors also may access replays of the presentation beginning after 8:00 p.m. the day of the event through May 27, 2022 by dialing 1-877-344-7529 (or 1-855-669-9658 from Canada or 1-412-317-0088 from outside the United States and Canada). The Conference ID for replays is 2364458.

    All times referenced above are in Eastern Time.

Item 7.01. Regulation FD Disclosure.

Additional Explanation of Previously Disclosed Executive Compensation

    The Company’s Annual Report on Form 10-K for the year ended December 31, 2021 included, as Exhibits 10-M and 10-N, respectively, Offer Letters to Michael Amend and Doug Field. The Initial Stock Award described in the Offer Letter to Michael Amend and the Special Stock Awards described in the Offer Letter to Doug Field were designed as “make-whole” awards intended to provide an inducement to join the Company by offsetting the value of equity-based compensation that Messrs. Amend and Field forfeited from their respective former employers when they joined the Company.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99	News release dated April 27, 2022	Furnished with this Report

Exhibit 104	Cover Page Interactive Data File	**
(formatted in Inline XBRL)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: April 27, 2022	By:	/s/ Corey M. MacGillivray
Corey M. MacGillivray
Assistant Secretary

*	Any reference in the attached exhibit(s) to our corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.
**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.